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     As filed with the Securities and Exchange Commission on March 10, 2000.



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               Amendment No. 1 to
                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: January 1, 1998
                        (Date of earliest event reported)


                                 IJNT.NET, INC.

             (Exact name of registrant as specified in its charter)



           Delaware                         0-24408               33-0611753

(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)




               2030 Main Street, 5th Floor, Irvine, California 92612

               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (949) 673-2691


                                 Not applicable

          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         IJNT.net, Inc. (formerly IJNT International Inc.; the "Company") is filing this Current Report on Form 8-K in response to comments received from the Commission on the Company's Registration Statement on Form S-3 (the "Registration Statement"), which was originally filed on January 7, 1999 and last amended on March 7, 2000. Effective as of January 1, 1998, the Company acquired Access Communications, Inc., a Texas corporation ("Access"), in exchange for 548,496 shares of the Company's common stock $0.001 per share (the "Common Stock"). The terms of the acquisition were arrived at and agreed on through arms' length negotiations between the parties. The acquisition was reflected previously in the notes to the Company's financial statements for the fiscal year ended December 31 1998.

         In connection with its review of the Registration Statement, the Commission determined that the acquisition was material under Rule 3-05 of Regulation S-X promulgated under the Securities Act of 1933, as amended. The Commission granted a waiver with respect to Access financial statements for the fiscal year ended December 31, 1996, but required that the Company file under the Securities Exchange Act of 1934 (as amended) financial statements (including pro forma financial statements) of Access for the fiscal year ended December 31, 1997. The financial statements of Access for the 1997 fiscal year are attached as Exhibit 99.1 to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

         The balance sheet of Access at December 31, 1997 and the statement of operations, statement of changes in stockholders' equity and statement of cash flows of Access for the year ended December 31, 1997, are attached as Exhibit 99.1.

         (b)      Pro Forma Financial Information.

         The Unaudited Pro Forma Consolidated Condensed Financial Statements, including the Balance Sheet at December 31, 1997 and the Statement of Operations for the Year Ended December 31, 1997, are attached as Exhibit 99.1.

         (c)      Exhibits.

23.1     Consent of Smith & Co., certified public accountant

99.1 The balance sheet of Access at December 31, 1997 and the statement of operations, statement of changes in stockholders' equity and statement of cash flows of Access for the year ended December 31, 1997 (including the notes relating thereto and the report of independent auditor thereon) and Unaudited Pro Forma Consolidated Condensed Financial Information, including the Balance Sheet at December 31, 1997 and the Statement of Operations for the Year Ended December 31, 1997.

                                      -2-


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on March 10, 2000.

                                        IJNT.NET, INC.


                                           /S/  JON H. MARPLE
                                        By -------------------------------------
                                           Jon H. Marple
                                           Chairman and CEO

                                      -3-



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                                INDEX TO EXHIBITS

The following exhibits are filed with the Current Report on Form 8-K.

Exhibit No.       Description

23.1              Consent of Smith & Co., certified public accountant

99.1 The balance sheet of Access at December 31, 1997 and the statement of operations, statement of changes in stockholders' equity and statement of cash flows of Access for the year ended December 31, 1997 (including the notes relating thereto and the report of independent auditor thereon) and Unaudited Pro Forma Consolidated Condensed Financial Information, including the Balance Sheet at December 31, 1997 and the Statement of Operations for the Year Ended December 31, 1997.

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